Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Broadway Financial Corporation Announces Notification from Nasdaq regarding late filing of Form 10-Q and Form 10-K

LOS ANGELES, CA – (BUSINESS WIRE) – May 20, 2024  – Broadway Financial Corporation (“Broadway,” “we”, or the “Company”) (Nasdaq Stock Market: BYFC), parent company of City First Bank, National Association, announced today it  received a Staff Delisting Determination letter (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on May 14, 2024 notifying the Company that Nasdaq has initiated a process which could result in the delisting of the Company’s securities from Nasdaq as a result of the Company's not being in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

The Staff Determination was issued because the Company had not filed its Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Q3 2023 Form 10-Q”), or its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”).  In light of materials submitted by the Company to Nasdaq on January 11, 2024 and May 1, 2024, the Nasdaq Staff granted the Company an exception until May 13, 2024, to regain compliance with the Listing Rule.

The Company has been in communication with the Nasdaq and intends to appeal the Staff Determination before a Nasdaq Hearing Panel and seek a further stay of any suspension or delisting action pending the hearing process in accordance with the procedures set forth in the Staff Determination Letter.

As of the close of business on May 20, 2024, the Company had filed the Q3 2023 Form 10-Q and the 2023 Form 10-K, but had not yet filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. Following the filing of the Q3 2023 Form 10-Q and the 2023 Form 10-K, Nasdaq provided the Company with a letter stating that we had achieved compliance with the Listing Rule with respect to the Q3 2023 Form 10-Q and the 2023 Form 10-K.  The Company is working diligently to file the delinquent periodic report as soon as possible to regain full compliance with the Listing Rule.

About Broadway Financial Corporation

Broadway Financial Corporation conducts its operations through its wholly-owned banking subsidiary, City First Bank, National Association, which is a leading community-oriented bank in Southern California and in the Washington, D.C. market serving low-to-moderate income communities.  We offer a variety of residential and commercial real estate loan products for consumers, businesses, and non-profit organizations, other loan products, and a variety of deposit products, including checking, savings, and money market accounts, certificates of deposits, and retirement accounts.

Stockholders, analysts, and others seeking information about the Company are invited to write to: Broadway Financial Corporation, Investor Relations, 4601 Wilshire Boulevard, Suite 150, Los Angeles, CA 90010 or contact Investor Relations at the phone number or email address below.

Contacts

Investor Relations
Brenda J. Battey, Chief Financial Officer, (323) 556-3264
Investor.relations@cityfirstbroadway.com

Cautionary Statement Regarding Forward-Looking Information

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical facts contained in this press release, including statements regarding the filing of our Q1 2024 Form 10-Q, our intention to appeal the Staff Determination, and the outcome of our appeal, are forward-looking statements.  Forward‑looking statements typically include the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “poised,” “optimistic,” “prospects,” “ability,” “looking,” “forward,” “invest,” “grow,” “improve,” “deliver” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking.  These forward‑looking statements are subject to risks and uncertainties, including those identified below, which could cause actual future results to differ materially from historical results or from those anticipated or implied by such statements.  Readers should not place undue reliance on these forward‑looking statements, which speak only as of their dates or, if no date is provided, then as of the date of this press release.  We undertake no obligation to update or revise any forward‑looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by law.  The following factors, among others, could cause future results to differ materially from historical results or from those indicated by forward‑looking statements included in this press release: the possibility of unanticipated delays that will prevent the filing of the Company’s SEC filings, the risk that the work necessary to complete the filings is greater than anticipated or may involve the resolution of additional issues identified during the review process, the outcome of the Company’s appeal of the Staff Determination, the risk that the Company may not respond adequately to further inquiries from Nasdaq relating to the appeal, and the risk that Nasdaq will not accept any plan to regain compliance and will delist the Company's common stock.  Other risks that could cause these differences include, but are not limited to: (1) the level of demand for mortgage and commercial loans, which is affected by such external factors as general economic conditions, market interest rate levels, tax laws, and the demographics of our lending markets; (2) the direction and magnitude of changes in interest rates and the relationship between market interest rates and the yield on our interest‑earning assets and the cost of our interest‑bearing liabilities; (3) the rate and amount of loan losses incurred and projected to be incurred by us, increases in the amounts of our nonperforming assets, the level of our loss reserves and management’s judgments regarding the collectability of loans; (4) changes in the regulation of lending and deposit operations or other regulatory actions, whether industry-wide or focused on our operations, including increases in capital requirements or directives to increase loan loss allowances or make other changes in our business operations; (5) legislative or regulatory changes, including those that may be implemented by the current administration in Washington, D.C. and the Federal Reserve Board; (6) possible adverse rulings, judgments, settlements and other outcomes of litigation; (7) actions undertaken by both current and potential new competitors; (8) the possibility of adverse trends in property values or economic trends in the residential and commercial real estate markets in which we compete; (9) the effect of changes in economic conditions; (10) the effect of geopolitical uncertainties; (11) the discontinuation of LIBOR as an interest rate benchmark; (12) the impact of COVID-19 or other health crises on our future financial condition and operations; (13) the impact of recent volatility in the banking sector due to the failure of certain banks due to high levels of exposure to liquidity risk, interest rate risk, uninsured deposits and cryptocurrency risk; and (14) other risks and uncertainties.  All such factors are difficult to predict and are beyond our control.  Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at http://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.

Forward-looking statements in this press release speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except to the extent required by law.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.